UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 29, 2005

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10140 (Commission file number)	95-3629339 (I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)

Registrant’s telephone number, including area code:      (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

         On April 29, 2005, Citizens Business Bank (the “Bank”), a wholly-owned subsidiary of CVB Financial Corp., entered into an employment offer letter with R. Scott Racusin, the material terms of which are disclosed below. The terms of Mr. Racusin’s at-will employment are set forth in an offer letter, dated as of April 28, 2005, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Mr. Racusin’s employment commenced on May 16, 2005.

        Under the terms of Mr. Racusin’s employment, Mr. Racusin shall serve as Executive Vice President, Wealth Management Group Manager of Citizens Business Bank. Mr. Racusin is entitled to a base salary of $190,000.00 per year, and is eligible for a performance review with a minimum salary increase of $10,000.00 in April of 2006. In addition, Mr. Racusin is entitled to receive an automobile allowance of $750.00 per month.

        Mr. Racusin will be eligible to participate in the CVB Executive Incentive Plan and the CVB 2005 Discretionary Performance Compensation Plan and will be eligible to receive up to 45% of his base pay in cash bonus. In addition, on May 16, 2005, Mr. Racusin received a stock option grant to purchase 10,000 shares of CVB’s common stock at an exercise price of $18.70. The stock option vests in equal installments over a five year period.

        Mr. Racusin is also eligible to participate in the Bank’s 401(k) and Profit Sharing Plan and the Bank will reimburse his expenses at the Glendora Country Club.

        In connection with his employment, on June 14, 2005, Mr. Racusin entered into a Severance Compensation Agreement with the Bank, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference. This agreement provides that Mr. Racusin will receive a payment equal to two times his annual base compensation and two times his average annual bonus received over the last two years, in the event Mr. Racusin’s employment is terminated by CVB or the Bank, or any successor thereto, other than for ” cause ” , within one year of completion of a change in control or in the event Mr. Racusin resigns his employment for “good reason “ within one year of completion of a change in control.

Item 9.01        Financial Statements and Exhibits.

                          (a)       Financial Statements

                                      Not Applicable

                          (b)       Pro Forma Financial Information

                                      Not Applicable

                          (c)       Exhibits

                                      10.1        Employment Offer Letter between Citizens Business Bank and R. Scott Racusin, dated April 28, 2005

                                      10.2        Severance Compensation Agreement between Citizens Business Bank and R. Scott Racusin, dated June 14, 2005

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        CVB FINANCIAL CORP.
                                                                                                                        (Registrant)

Date: June 15, 2005	By: /s/ Edward J. Biebrich, Jr. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer